Exhibit 99.1

Terrestrial Energy Board Adds Industry Veteran Kathryn McCarthy; Announces Second Quarter 2026 Earnings Release and Conference Call Date

CHARLOTTE, N.C., July 28, 2026 (BUSINESSWIRE) -- Terrestrial Energy Inc. (NASDAQ: IMSR), a developer of small modular nuclear power plants using its Generation IV Integral Molten Salt Reactor (IMSR), today announced that industry veteran Kathryn McCarthy has been appointed to the Board of Directors.

“Kathy has decades of leadership in major nuclear science and technology projects at the nation's leading national laboratories. Her experience with the delivery of large-scale projects brings further expertise to the Company as it moves ahead with project execution and IMSR plant commercial deployment,” said Simon Irish, Terrestrial Energy CEO. “We welcome Kathy to the Company and look forward to her playing an important role.”

“Terrestrial Energy is at the forefront of the nuclear sector at a time when nuclear plant innovations and developments can deliver exceptional improvements in the performance and application of nuclear energy supply. I look forward to drawing on my many years in nuclear technology development to assist in moving the Company's IMSR plant to commercial markets,” said McCarthy.

McCarthy led U.S. participation in the international ITER project, the world's leading fusion energy project, as Director of the US ITER Project Office at Oak Ridge National Laboratory, where she also served as Associate Laboratory Director for the Fusion and Fission Energy and Science Directorate. Previously, she served as Vice-President, Science & Technology and Laboratory Director at Canadian Nuclear Laboratories.

Over a 25-year career at Idaho National Laboratory, the nation's leading reactor laboratory, she held senior leadership positions including Director of Domestic Programs for Nuclear Science and Technology, Deputy Associate Laboratory Director for Nuclear Science and Technology, and Chair of the INL Science & Technology Council. Since 2026, McCarthy has served as Senior Advisor at Oak Ridge National Laboratory, supporting strategic decisions in the US ITER Project and fusion research and development.

McCarthy is a member of the National Academy of Engineering and a Fellow of the American Nuclear Society. She holds a Ph.D. in nuclear engineering from UCLA.

Second Quarter 2026 Earnings Call

The Company will report its second quarter 2026 earnings before the market opens on Tuesday, August 11, 2026, and will host a conference call at 8:30 a.m. Eastern Time. Simon Irish, Chief Executive Officer, and Brian Thrasher, Chief Financial Officer, will participate on the call.

Q2 Webcast Details:

Date: Tuesday, August 11, 2026

Time: 8:30 a.m., Eastern Time, 5:30 a.m. Pacific Time

Webcast: https://edge.media-server.com/mmc/p/x2uj9km3

North American Toll-Free: 877-407-4019

International Toll: +1 201-689-8337

The webcast will be broadcast live and available for replay. The earnings release and presentation will also be posted to the Company's investor relations website at https://ir.terrestrialenergy.com/.

About Terrestrial Energy

Terrestrial Energy is a developer of Generation IV nuclear plants that use its proprietary Integral Molten Salt Reactor (IMSR). The IMSR captures the transformative operating benefits of molten salt reactor technology in a plant design that represents true innovation in capital efficiency, cost reduction, versatility and functionality of nuclear energy supply. IMSR Plants are designed to be small and modular for distributed supply of low-cost, reliable, dispatchable, clean, high-temperature industrial heat and electricity and to be customized for a dual-use energy role relevant to many industrial applications, such as petrochemical and chemical synthesis and data center operation. In so doing, IMSR Plants extend the application of nuclear energy far beyond electric power markets. Their deployment will support the rapid growth of clean firm heat and power, delivering energy self-reliance, grid reliability and economic growth. Terrestrial Energy uses an innovative plant design together with proven and demonstrated molten salt reactor technology and readily available and inexpensive standard-assay low-enriched uranium in its fuel for a nuclear plant with a unique set of operating characteristics and compelling transformative commercial potential. Terrestrial Energy is engaged with regulators, suppliers, industrial partners and energy end users to build, license and commission the first IMSR Plants in the early 2030s.

Forward-Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations, milestones, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements speak only as of the date of this press release and involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) risks related to the development, manufacturing and construction of IMSR Plants and key components, including potential delays, cost overruns and contractor performance issues; (2) the Company’s ability to obtain applicable regulatory approvals and licenses on a timely basis or at all; (3) the ability of management to manage growth; (4) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors, including from alternative energy technologies, energy price volatility, and competition from other advanced reactor developers; (5) potential supply chain constraints and cost inflation for specialized nuclear-grade materials and components; (6) any failure to comply with the laws and regulations governing the use, transportation, and disposal of toxic, hazardous and/or radioactive materials; (7) changes in domestic and foreign business, market, financial and political conditions, and in applicable laws and regulations, including tariffs; (8) the ability to raise additional funding in the future; (9) the outcome of any legal proceedings that may be instituted against the Company; and (10) other risk factors described herein as well as the risk factors and uncertainties described in the documents filed by the Company from time to time with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing risk factors and the other risks and uncertainties described in the documents filed by the Company from time to time with the SEC. In addition, there may be additional risks that the Company presently knows, or that it currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation or warranty, either express or implied, by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

In addition, the information contained in this press release is provided as of the date hereof and may change, and the Company and its representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, inaccuracies, future events or otherwise, except as may be required under applicable securities laws. Information contained on our website is not a part of or incorporated into this press release.

Terrestrial Energy Investor Center:

https://www.terrestrialenergy.com/investors

Terrestrial Energy Media & Contact:

media@terrestrialenergy.com